PROMISSORY NOTE

$182,000.00                                                      August 26, 2000


         FOR VALUE RECEIVED,OMNETRIX INTERNATIONAL, INC., a Colorado corporation (the "Maker"), hereby promises to pay to the order of VDC TELECOMMUNICATIONS, INC, a Delaware corporation (the "Payee"), the sum of ONE HUNDRED AND SEVENTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($172,500), together with interest on the principal amount outstanding from time to time at the Risk Adjusted Interest Rate, which is ten percent (10%) per annum at Greenwich, Connecticut or at such other place as the Payee may from time to time hereafter designate to the Maker in writing. Interest shall be computed on the basis of actual days elapsed and a year of 365 or 366 days, as the case may be.

         THIS NOTE IS ISSUED PURSUANT TO THAT CERTAIN PURCHASE AND SALE AGREEMENT, DATED AS OF AUGUST 26, 2000, (THE "PURCHASE AND SALE AGREEMENT"), BY AND AMONG THE MAKER AND THE PAYEE.

         The principal hereof and interest hereon is payable in one installment on the 25ht day of November, 2000. Any payments received shall be applied first to interest and the balance to principal.

         This note may be prepaid by the Maker at any time in whole or from time to time in part without premium or penalty. Any partial prepayment shall be applied first against accrued and unpaid interest and the balance shall be applied against the installments hereon in the inverse order of maturity.

         This Note is secured pursuant to a Security Agreement (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Security Agreement") given by the Maker to the Payee.

         The occurrence of any one or more of the following events shall constitute an Event of Default, and upon the occurrence of any Event of Default the Payee may declare this Note to be, and the same shall forthwith become, immediately due and payable and the Payee may exercise all rights and remedies under the Security Agreement and as may otherwise be allowed by law:

                  (1) The Maker or guarantor shall fail to make any payment of principal or interest hereon when due and such failure shall continue for 30 days after the due date thereof.

                  (2) The Maker or guarantor shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for the Maker or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Maker or for a substantial part of the property thereof; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Maker and, if instituted against the Maker, shall have been consented to or acquiesced in by the Maker or shall remain undismissed for 90 days, or an order for relief shall have been entered against the Maker.

                  (3) Any default shall occur under the terms of the Security Agreement and shall continue for more than the period of grace, if any, applicable thereto.

         The validity, construction and enforceability of this note shall be governed by the internal laws of the State of Colorado.

         The Maker and the guarantor hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

         This Note shall be the joint and several obligation of the Maker and the guarantor.

         This Note is negotiable and may be assigned.

         Upon the occurrence of an Event of Default, the Maker shall pay all of the Payee's costs of collection including reasonable attorneys' fees.

                                    OMNETRIX INTERNATIONAL, INC


                                    By:/s/ William Van Vliet
                                       -----------------------------------------
                                           William Van Vliet
                                           President

                                    GUARANTY

         For value received, the undersigned hereby unconditionally guarantees the payment of the within note executed by OMNETRIX INTERNATIONAL, INC. according to its terms. This is a guarantee of payment and not of collection. The undersigned acknowledges that this is the joint and several obligation of the undersigned and the Maker. The obligations of the undersigned are independent of the obligations of Maker and a separate action or actions may be brought and prosecuted against the undersigned, whether an action is brought against the maker or whether Maker is jointly named in any such action or actions. The undersigned authorizes the payee without notice or demand and without affecting the undersigned's liability hereunder from time to time to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof. The undersigned waives any right to require the Payee to proceed against the Maker, proceed against or exhaust any security now held or subsequently pledged to the Payee of the within note, or to pursue any other remedy in the Payee's power whatsoever. The undersigned waives any defense arising by reason of any disability or other defense of the Maker, or by reason of the cessation from any cause whatsoever of the liability of the Maker.

                                    /s/ William Van Vliet
                                    --------------------------------------------
                                        William Van Vliet


                                       1